SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) March 14, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                      0-10822              25-1229323
 (State of other jurisdiction   (Commission File Number)  (IRS Employer
  of incorporation)                                      Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. subsidiary Petrol Rem, Inc., developer and manufacturer of natural environmental products, has added five members to its Board of Directors.
          The following people have been selected as additions to the Petrol Rem Board of Directors:
          Richard L. White, Ph.D., Retired Executive Vice President Bayer Corp. & President, Fibers, Additives, and Rubber Division Bayer Corp.
          Ernest G. Green, Managing Director, Lehman Brothers,
          Inc.
          Brooks Robinson, Vice President, Shapiro, Robinson &
          Assoc., Inc.
          Joseph M. Mihalic, Vice President, Atlas Services
          Corporation
          Samuel J. Patti, President, LaPrima Espresso Co., Inc.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  March 14, 2000


                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                                    2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



  BIOCONTROL TECHNOLOGY, INC. SUBSIDIARY, IDT, INC. AND CAPITAL MANAGEMENT
         CONSULTING, BIOCONTROL SUBSIDIARY PETROL REM, INC. ANNOUNCES
                     ADDITIONS TO ITS BOARD OF DIRECTORS


Pittsburgh, PA (March 14, 2000) - Biocontrol Technology, Inc.
(OTCBB:BICO) subsidiary Petrol Rem, Inc., developer and manufacturer of natural environmental products, has added five members to its Board of Directors.

The following people have been selected as additions to the Petrol Rem Board of Directors:
    Richard L. White, Ph.D., Retired Executive Vice President
    Bayer Corp. & President, Fibers, Additives, and Rubber Division
    Bayer Corp.
    Ernest G. Green, Managing Director, Lehman Brothers, Inc.
    Brooks Robinson, Vice President, Shapiro, Robinson & Assoc.,
    Inc.
    Joseph M. Mihalic, Vice President, Atlas Services
    Corporation
    Samuel J. Patti, President, LaPrima Espresso Co., Inc.

Current Board members include:
    Ret. Lieutenant General Teddy G. Allen, Chairman, Miltope
    Group, Inc.
    Fred E. Cooper, Chief Executive Officer, Biocontrol
    Technology, Inc.
    T.J. Feola, Senior Vice President, Biocontrol Technology,
    Inc.
    Ret. Admiral James A. Lyons, Jr., Chairman, Lion Associates Pascal M. Nardelli, President & Chief Executive Officer, Petrol Rem, Inc.

Biocontrol Technology has its corporate offices in Pittsburgh, PA, and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, Inc., IDT, Inc. and Petrol Rem, Inc.

Petrol Rem, Inc. manufactures and internationally markets unique products and support services designed to be easy, one-step methods for cleaning up oil spills and returning sites to their original state. Products, including PRP, BIO-SOK, BIO-BOOM and OIL BUSTER, biodegrade oil and hydrocarbons in water and boat bilges. Petrol Rem, Inc. has its corporate headquarters and manufacturing plant in Pittsburgh, and warehouses in Texas, Louisiana, and Florida. Petrol Rem Argentina, S.A., an affiliate, markets in Argentina, Brazil, Chile, Uruguay and Paraguay.

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